Exhibit 10.1

GENERAL CANNABIS CORPORATION

PROMISSORY NOTE AND WARRANT
PURCHASE AGREEMENT

April [●], 2018

GENERAL CANNABIS CORPORATION
PROMISSORY NOTE AND WARRANT
PURCHASE AGREEMENT

This Promissory Note and Warrant Purchase Agreement (the “Agreement”) is made as of the [●] day of April 2018 by and between General Cannabis Corporation, a Colorado corporation (the “Company”), and each of the purchasers listed on Exhibit A attached to this Agreement (each, a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

The Company desires to issue and sell, and each Purchaser desires to purchase, a promissory note in substantially the form attached to this Agreement as Exhibit B (the “Note”), which shall be subject to a security agreement (the “Security Agreement”) in the form attached to this Agreement as Exhibit C, and a warrant to purchase shares of the Company’s $0.001 par value common stock (the “Common Stock”) at $2.35 per share, in the form attached to this Agreement as Exhibit D (the “2018 Warrant” and together with this Agreement, the Notes and the Security Agreement, the “Transaction Documents”). The Notes, the 2018 Warrants and the shares of Common Stock issuable upon conversion or exercise thereof (and the securities issuable upon conversion of such equity securities) are collectively referred to herein as the “Securities.” The Company is issuing up to $7,500,000 principal amount of Notes and the accompanying Warrants (the “Offering”).

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.

Purchase and Sale of Notes and Warrants.

(a)

Sale and Issuance of Notes and Warrants. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser (i) a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A, (ii) subject to the provisions of Section 2 below, a 2018 Warrant to purchase the number of shares of Common Stock equal to (A) the original principal amount of the Note (expressed as a number, rather than a dollar value), each as set forth opposite such Purchaser’s name on Exhibit A, multiplied by (B) 80.0%. Each Warrant shall be exercisable for a period of two (2) years after the Closing. The aggregate purchase price of each Note and Warrant shall be the amount set forth opposite such Purchaser’s name on Exhibit A. Each Purchaser shall purchase such number of Notes having an aggregate minimum purchase price of one hundred thousand dollars ($100,000.00), provided that the Company may elect to accept a lower purchase price at its sole discretion. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes and Warrants to each of the Purchasers are separate sales.

2.

Closing; Delivery.

(i)

The purchase and sale of the Notes and Warrants shall take place remotely via the exchange of documents and signature on the date hereof, or at such other place as the Company and the Purchasers mutually agree upon, orally or in writing, as soon as practicable following such time that the Purchasers have agreed to purchase at such closing an aggregate amount of principal indebtedness evidenced by the Notes equal to at least $2,000,000 (which time and place are designated as the “Initial Closing”). The Initial Closing shall occur by April 30, 2018 unless extended for a period of up to 60 days at the Company’s discretion. In the event there is more than one closing, the term “Closing” shall apply to each such closing, unless otherwise specified herein.

(ii)

At each Closing, the Company shall deliver to each Purchaser the Note, the Security Agreement and the Warrant to be purchased by such Purchaser against (A) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company and (B) delivery of counterpart signature pages to this Agreement.

(iii)

Until such time as the aggregate amount of principal indebtedness evidenced by the Notes equals a total of seven million five hundred thousand dollars ($7,500,000.00), the Company may sell additional Notes and Warrants to such persons or entities as determined by the Company, or to any Purchaser who desires to acquire additional Notes and Warrants. The Notes shall only be issued in denominations divisible by one thousand dollars ($1,000.00). All such sales shall be made on the terms and conditions set forth in this Agreement. The Company, in its sole discretion, shall determine the time and place of each Closing subsequent to the Initial Closing. For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes and Warrants shall be deemed to be a “Purchaser” for purposes of this Agreement, and any notes and warrants so acquired by such additional purchaser shall be deemed to be “Notes”, “Warrants” and “Securities” as applicable.

3.

Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions delivered separately by the Company to each Purchaser, which exceptions shall be deemed to be representations and warranties as if made hereunder:

(a)

Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b)

Authorization. The Transaction Documents have been duly authorized by the Board of Directors of the Company; however, no stockholder approval has been obtained. The Transaction Documents when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)

Effect of Agreement. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, will not violate the charter documents, bylaws or formation documents as applicable of the Company or any law to which the Company is subject, or any judgment, award or decree or any material indenture, material agreement or other material instrument to which the Company is a party, or by which the Company or its properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien of any nature whatsoever upon any of the properties or assets of the Company, except to the extent the effect thereof will not be materially adverse to the Company’s ability to fulfill its obligations under the Transaction Documents to which it is a party.

(d)

Legal Proceedings.  There is no order or action pending, or, to the knowledge of the Company, threatened against or affecting the Company in connection with the Company’s performance hereunder. There is no matter as to which the Company, or, to the knowledge of the Company, any affiliate of the Company has received any notice, claim or assertion which otherwise has been threatened against or affecting the Company in connection its performance hereunder.

(e)

Seniority of Note. The Company represents that upon receipt of the funds from this Offering and the application thereof as contemplated in this Agreement, the Notes shall be senior in terms of priority on liquidation to all other existing debt obligations of the Company (the “Remaining Debt”).

(f)

Other Representations. Each of the representations and warranties of the Company (together with any related Schedule of Exceptions thereto) made in the Notes and the Security Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, each Purchaser.

4.

Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

(a)

Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)

Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(c)

Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(d)

Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission (the “SEC”) and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale, except as set forth in Section 5 below. The Purchaser further acknowledges

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that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)

No Public Market. The Purchaser understands that there is no public market now for the Notes and Warrants and only a limited market exists for the Company’s Common Stock and the Company has made no assurances that a significant public market will ever exist for the Securities.

(f)

Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)

Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

(g)

Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has completed the investor questionnaire attached as Exhibit A1.

5.

Covenants of the Company and Purchasers

(a)

The Company agrees to file with the SEC as soon as reasonably practicable following the date of this Agreement a registration statement on Form S-3 or such other form (including a post-effective amendment to a registration statement) under the Securities Act then available to the Company (the “Registration Statement”) providing for the resale of the shares of Common Stock issuable upon exercise of the Warrants (the “Registrable Securities”). The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable after the initial filing thereof. Any Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available by the Purchasers of any and all Registrable Securities. The Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement; provided, however, that failure to do so shall not constitute a breach under this Section 5.

(b)

The Company shall pay all registration expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Purchaser participating in a registration pursuant to this Section 5 shall bear such Purchaser’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees in connection with a registration of Registrable Shares pursuant to this Agreement.

(c)

If the Company’s Registration Statement registering the resale of the Registrable Shares is not declared effective by the SEC on or prior to October 31, 2018, then each Purchaser’s sole remedy shall be to receive an additional warrant to purchase a number of shares of Common Stock equal to 50.0% of the number of shares of Common Stock issuable under the 2018 Warrant issued to such Purchaser pursuant to Section 1(a)(ii) of this Agreement, on substantially the same terms and conditions to the 2018 Warrant.

(d)

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5 with respect to Registrable Securities of any selling Purchaser that such selling Purchaser shall furnish to the Company such information as reasonably requested by the Company to effect the registration of such Purchaser’s Registrable Securities, including information regarding such selling Purchaser, the Registrable Securities held by it, and the intended method of disposition, as well as in connection with any sale of Registrable Securities by the Purchasers.

6.

Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)

Representations, Warranties and Covenants. The representations and warranties of the Company contained in Section 3 (including those incorporated by reference) shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing and the Company shall have complied with all covenants in this Agreement, the Security Agreement, the Note and the other agreements and documents contemplated hereby to be complied with as of or prior to the Closing.

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(b)

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

7.

Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)

Representations, Warranties and Covenants. The representations and warranties of each Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing and the Purchaser shall have complied with all covenants in this Agreement, the Security Agreement, the Note and the other agreements and documents contemplated hereby to be complied with as of or prior to the Closing.

(b)

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

8.

Miscellaneous and Other Covenants.

(a)

Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)

Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Colorado without giving effect to principles of conflicts of law.

(c)

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d)

Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)

Notices. Any notice required or permitted by this Agreement or the Note shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below or as subsequently modified by written notice. The Company covenants that in the event that any Purchaser gives notice of their exercise of the Warrants, the Company will promptly notify all other Purchasers of such exercise.

(f)

Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g)

Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority in interest of the Notes. Any amendment or waiver effected in accordance with this Section 8(g) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(h)

Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

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(i)

Entire Agreement. This Agreement, and the Exhibits hereto and the other documents referred to herein and therein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(j)

Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

(k)

Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to the Note.

(l)

Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of the Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in case of mutilation), the Company will make and deliver to Purchaser in lieu of such Note a new Note of like tenor.

(m)

Expenses. Each of the Parties shall be responsible for their respective expenses and costs incurred in connection with the negotiation, documentation and execution of this Agreement and the other agreements, and documents contemplated herein and therein; provided, however, at the time of the Closing of the transactions contemplated herein, the Company shall pay the fees and expenses of the counsel to the Purchasers hereunder, as a group, in an amount not to exceed $10,000.

[SIGNATURE PAGE FOLLOWS]

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The parties have executed this Promissory Note and Warrant Purchase Agreement as of the date first written above.

GENERAL CANNABIS CORPORATION:

By:
Name:
Title:

Address:	6565 E. Evans Avenue
Denver, Colorado 80224

Facsimile Number: (303) 997-1972

PURCHASER:

[Name]

By:

EXHIBIT A

Purchasers

Name of Purchaser	Aggregate Principal Amount

Total:	$7,500,000

EXHIBIT A1

FORM OF INVESTOR QUESTIONNAIRE

GENERAL CANNABIS CORPORATION

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial

I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial

I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial

The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial

The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial

The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Agreement.

Initial	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial

The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial

The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial

The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

GENERAL CANNABIS CORPORATION

Investor Questionnaire

(Must be completed by Purchaser)

Section A - Individual Purchaser Information

Purchaser Name(s): ________________________________________________________________________

Individual executing Profile or Trustee: _________________________________________________________

Social Security Numbers / Federal I.D. Number: _______________________________________________________________________________________

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Net Worth: ________________

Home Street Address: ______________________________________________________________________

Home City, State & Zip Code: ________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer: ______________________________________________________________________________

Employer Street Address: __________________________________________________________________

Employer City, State & Zip Code: ____________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business: ________________________________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

Section B – Entity Purchaser Information

Purchaser Name(s): ________________________________________________________________________

Authorized Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: _______________________________________________________________________

Investment Experience (Years): ___________

Annual Income: _______________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Units?

[  ] Yes   [  ] No

Principal Purpose (Trust)______________________________________

Type of Business: ______________________________________________________________________

Street Address: ________________________________________________________________________

City, State & Zip Code: __________________________________________________________________

Phone: ________________________ Fax: ________________________

Email: __________________________

Section C – Form of Payment – Check or Wire Transfer

____ Check payable to “GENERAL CANNABIS CORPORATION”

____ Wire funds from my outside account according to the “To subscribe for Units of Notes and Warrants to Purchase Shares of Common Stock in the private offering of GENERAL CANNABIS CORPORATION”

Section E – Securities Delivery Instructions (check one)

____ Please deliver my securities to the address listed in the above Investor Questionnaire.

____ Please deliver my securities to the below address:

______________________________________

______________________________________

______________________________________

______________________________________

Purchaser Signature(s)	Date

Purchaser Signature(s)	Date

EXHIBIT B

Form of Note

[see attached]

EXHIBIT C

Form of Security Agreement

[see attached]

EXHIBIT D

Form of Warrant

[see attached]